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                 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

     Pursuant of Section 13 or 15(d) of the Securities Exchange Act of 1934



                                November 20, 1997
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                Date of Report (Date of earliest event reported)

                           ACCESS ANYTIME BANCORP, INC.
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              (Exact name of registrant as specified in its charter)

           Delaware                        0-28894               85-0444597
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(State or other jurisdiction of          Commission           (I.R.S. Employer
 incorporation or organization)          File Number         Identification No.)

                                801 Pile Street
                            Clovis, New Mexico 88101
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                   (Address of principal Executive offices)

                                (505) 762-4417
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             (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS


REGULATORY AGREEMENTS

The Company's wholly-owned subsidiary FIRSTBANK has been advised by the Office of Thrift Supervision (OTS) that the Supervisory Agreement dated June 17, 1996 and the Amended Prompt Corrective Action Directive (APCAD) dated August 2, 1994 were terminated as of November 18, and 17, 1997 respectively.



                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ACCESS ANYTIME BANCORP, INC.
DATE: November 20, 1997

                                       By: /s/ Ken Huey, Jr.
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                                           Ken Huey, Jr. - President
                                           Chief Financial Officer and Director